For Immediate Release
Aug. 8, 2011

New Mexico Regulators File Order on PNM Rate Case
Commission approves $72.1 million annual revenue increase
(ALBUQUERQUE, N.M.) - State regulators today filed a final order that would grant PNM Resources' (NYSE: PNM) electric utility, Public Service Co. of New Mexico, a $72.1 million increase to annual base revenues. The order from the N.M. Public Regulation Commission modifies terms of a rate case agreement, or stipulation, PNM reached in February with several key parties regarding the utility's request to increase rates.

For the Commission's order to become effective, PNM and the key parties have until Aug. 12 to formally accept the modifications or to indicate they do not oppose or take no position on the changes.

“We are working collaboratively with the key parties to closely examine the Commission's order and the amendments to the original stipulation,” said Pat Vincent-Collawn, PNM Resources president and CEO.

In addition to increasing PNM's revenue, the order would:

•	Provide PNM with the opportunity to file for recovery of costs to comply with any federal or state environmental law or requirement effective after June 30, 2010,

•	Set the utility's capital structure at 48.19 percent long-term debt, 0.53 percent preferred stock and 51.28 percent common equity,

•	Set PNM's return on equity at 10.0 percent on a rate base of $1.8 billion.

If the key parties agree, the order would allow PNM to advance the date on which rates under PNM's next rate case could become effective to July 1, 2013.

Today's order provides clarity to regulatory disallowances reported in the company's second quarter earnings results on Aug. 5. While ongoing earnings are not affected, PNM Resources today updated its second quarter and year-to-date GAAP (generally accepted accounting principles) financial results and reduced PNM's pre-tax regulatory disallowances from $45.1 million to $17.5 million. PNM Resources consolidated GAAP results today are updated to report earnings of $4.1 million, or $0.04 per diluted share for the second quarter, and $20.7 million, or $0.22 per diluted share, for the year through June 30.

Updated schedules reconciling GAAP to non-GAAP results are attached. Updated detailed financial schedules and earnings presentation slides are available on the PNM Resources Web site at http://www.pnmresources.com/investors/results.cfm

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NMPRC Files PNM Rate Case Order             8-8-11                    p. 2 of 2

The Commission's written order is available at http://www.pnmresources.com/investors/regulatory.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2010 consolidated operating revenues of $1.7 billion. Through its utility and energy subsidiaries, PNM Resources has approximately 2,630 megawatts of generation capacity and serves electricity to more than 875,300 homes and businesses in New Mexico and Texas. The company also has a 50-percent ownership of Optim Energy, which owns nearly 1,200 megawatts of generation resources in Texas. For more information, visit the company's Web site at www.PNMResources.com.

CONTACTS:
Analysts                        Financial Media
Gina Jacobi                        Frederick Bermudez
Director, Investor Relations                (505) 241-4831
(505) 241-2211

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PNM Resources
Schedule 1
Reconciliation of Ongoing to GAAP Earnings
(Preliminary and Unaudited)

	Quarter Ended June 30, 2011
	(in thousands)

	PNM Electric	TNMP Electric	First Choice	Optim Energy (50%)	Corporate and Other	Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR:	$(1,505)	$4,102	$6,622	$—	$(5,152)	$4,067

Adjusting items, net of income tax effects*
Mark-to-market impact of economic hedges	276	—	2,285	(1,769)	—	792
Net change in unrealized impairments of NDT securities	1,360	—	—	—	—	1,360
Strategic alternatives - competitive businesses	—	—	—	—	558	558
Process improvement initiatives	1,764	286	62	—	47	2,159
Equity in net earnings (loss) of Optim Energy	—	—	—	(3,839)	—	(3,839)
Regulatory disallowances	10,559	2,550	—	—	—	13,109
Total Adjustments	13,959	2,836	2,347	(5,608)	605	14,139

Ongoing Earnings (Loss)	$12,454	$6,938	$8,969	$(5,608)	$(4,547)	$18,206

	Six Months Ended June 30, 2011
	(in thousands)

	PNM Electric	TNMP Electric	First Choice	Optim Energy (50%)	Corporate and Other	Consolidated

GAAP Net Earnings (Loss) Attributable to PNMR:	$2,145	$8,265	$20,111	$—	$(9,817)	$20,704

Adjusting items, net of income tax effects*
Mark-to-market impact of economic hedges	(877)	—	(3,569)	(794)	—	(5,240)
Net change in unrealized impairments of NDT securities	(355)	—	—	—	—	(355)
Strategic alternatives - competitive business	—	—	—	—	907	907
Process improvement initiatives	1,764	286	62	—	47	2,159
Equity in net earnings (loss) of Optim Energy	—	—	—	(9,322)	—	(9,322)
Regulatory disallowances	10,559	2,550	—	—	—	13,109
Total Adjustments	11,091	2,836	(3,507)	(10,116)	954	1,258

Ongoing Earnings (Loss)	$13,236	$11,101	$16,604	$(10,116)	$(8,863)	$21,962

* Income tax effects calculated using tax rates of 35.65% for First Choice, 35.00% for TNMP and 39.59% for all other segments unless otherwise indicated.
This Schedule 1 updates Schedule 1 attached to the PNM Resources earnings news release dated Aug. 5, 2011.

PNM Resources
Schedule 2
Reconciliation of Ongoing to GAAP Earnings Per Diluted Share
(Preliminary and Unaudited)

	Quarter Ended June 30, 2011
	(earnings per diluted share)

	PNM Electric	TNMP Electric	First Choice	Optim Energy (50%)	Corporate and Other	Consolidated

GAAP Net Earnings (Loss) Attributable to PNMR:	$(0.02)	$0.04	$0.07	$—	$(0.06)	$0.04

Adjusting items
Mark-to-market impact of economic hedges	—	—	0.03	(0.02)	—	0.01
Net change in unrealized impairments of NDT securities	0.02	—	—	—	—	0.02
Strategic alternatives - competitive businesses	—	—	—	—	0.01	0.01
Process improvement initiatives	0.02	—	—	—	—	0.02
Equity in net earnings (loss) of Optim Energy	—	—	—	(0.04)	—	(0.04)
Regulatory disallowances	0.11	0.03	—	—	—	0.14
Total Adjustments	0.15	0.03	0.03	(0.06)	0.01	0.16

Ongoing Earnings (Loss)	$0.14	$0.08	$0.10	$(0.06)	$(0.05)	$0.20

Average Diluted Shares Outstanding	92,135,782

	Six Months Ended June 30, 2011
	(earnings per diluted share)

	PNM Electric	TNMP Electric	First Choice	Optim Energy (50%)	Corporate and Other	Consolidated

GAAP Net Earnings (Loss) Attributable to PNMR:	$0.02	$0.09	$0.22	$—	$(0.11)	$0.22

Adjusting items
Mark-to-market impact of economic hedges	(0.01)	—	(0.04)	(0.01)	—	(0.06)
Net change in unrealized impairments of NDT securities	—	—	—	—	—	—
Strategic alternatives - competitive businesses	—	—	—	—	0.01	0.01
Process improvement initiatives	0.02	—	—	—	—	0.02
Equity in net earnings (loss) of Optim Energy	—	—	—	(0.10)	—	(0.10)
Regulatory disallowances	0.11	0.03	—	—	—	0.14
Total Adjustments	0.12	0.03	(0.04)	(0.11)	0.01	0.01

Ongoing Earnings (Loss)	$0.14	$0.12	$0.18	$(0.11)	$(0.10)	$0.24

Average Diluted Shares Outstanding	92,102,430

Tables may not appear visually accurate due to rounding.
This Schedule 2 updates Schedule 3 attached to the PNM Resources earnings news release dated Aug. 5, 2011.

PNM Resources
Schedule 3
Segment Reconciliation of GAAP Net Earnings to Ongoing EBITDA
(Earnings Before Interest Charges, Income Taxes, Depreciation and Amortization)
(Preliminary and Unaudited)
(in millions)

	Quarter Ended June 30, 2011
	PNM Electric	TNMP Electric	First Choice	Corporate and Other*	Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	$(1.5)	$4.1	$6.6	$(5.2)	$4.1

Interest charges	18.0	7.3	0.1	5.1	30.5
Income taxes	(0.9)	2.5	3.7	(3.6)	1.7
Depreciation and amortization	22.9	10.7	0.4	4.3	38.3

EBITDA	38.5	24.6	10.8	0.6	74.6

GAAP to ongoing adjustments (before tax)	22.4	4.4	3.7	(8.4)	22.1

Ongoing EBITDA	$60.9	$29.0	$14.5	$(7.8)	$96.7

	Six Months Ended June 30, 2011
	PNM Electric	TNMP Electric	First Choice	Corporate and Other*	Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	$2.1	$8.3	$20.1	$(9.8)	$20.7

Interest charges	36.1	14.6	0.3	10.1	61.1
Income taxes	1.5	5.1	11.2	(6.6)	11.2
Depreciation and amortization	46.6	21.0	0.6	8.5	76.7

EBITDA	86.3	49.0	32.2	2.2	169.7

Ongoing adjustments (before tax)	17.0	4.3	(5.4)	(15.1)	0.8

Ongoing EBITDA	$103.3	$53.3	$26.8	$(12.9)	$170.5

* Corporate & Other segment includes equity in net earnings (loss) of Optim Energy.

Tables may not appear visually accurate due to rounding.
This Schedule 3 updates Schedule 5 attached to the PNM Resources earnings news release dated Aug. 5, 2011.

PNM Resources
Schedule 4
Reconciliation of Ongoing (non-GAAP) Net Earnings
to GAAP Consolidated Statement of Earnings (Loss)
(Preliminary and Unaudited)
(in thousands, except per share data)

	Six Months Ended June 30,
	2011				2010
	GAAP	Adjustments		Ongoing	GAAP	Adjustments		Ongoing
	(in thousands, except per share data)

Operating revenues	$803,249	$(739)	(a)	$802,510	$789,212	$3,273	(a)	$792,485
Cost of energy	331,961	15,777	(b)	347,738	342,069	(11,757)	(h)	330,312
Gross margin	471,288	(16,516)		454,772	447,143	15,030		462,173
Other operating expenses	309,464	(27,887)	(c)	281,577	288,332	(1,417)	(d)	286,915
Depreciation and amortization	76,745	(1,416)	(d)	75,329	74,655	(1,415)	(d)	73,240
Operating income (loss)	85,079	12,787		97,866	84,156	17,862		102,018
Equity in net earnings (loss) of Optim Energy	—	(16,745)	(e)	(16,745)	(8,210)	(1,521)	(a)	(9,731)
Net other income (deductions)	14,909	(589)	(f)	14,320	16,866	(6,890)	(i)	9,976
Interest charges	(61,127)	—		(61,127)	(63,171)	—		(63,171)
Earnings (Loss) before Income Taxes	38,861	(4,547)		34,314	29,641	9,451		39,092
Income Taxes (Benefit)	11,241	847	(g)	12,088	8,552	5,540	(g)	14,092
Net Earnings (Loss)	27,620	(5,394)		22,226	21,089	3,911		25,000
Earnings Attributable to Valencia Non-controlling Interest	(6,652)	6,652	(d)	—	(6,396)	6,396	(d)	—
Preferred Stock Dividend Requirements of Subsidiary	(264)	—		(264)	(264)	—		(264)
Net Earnings (Loss) Attributable to PNMR	$20,704	$1,258		$21,962	$14,429	$10,307		$24,736

Net Earnings (Loss) Attributable to PNMR per Common Share:
Basic	$0.23	$0.01		$0.24	$0.16	$0.11		$0.27
Diluted	$0.22	$0.01		$0.24	$0.16	$0.11		$0.27

Average common shares outstanding:
Basic	91,600				91,553
Diluted	92,103				91,694

(a) Mark-to-market impact of economic hedges
(b) Mark-to-market impact of economic hedges $6,258; Consolidation of Valencia $9,519
(c) Consolidation of Valencia $(1,451); Regulatory disallowances $(21,402); Process improvement initiatives $(3,534); Strategic alternatives - competitive business $(1,500)
(d) Consolidation of Valencia
(e) Equity in net earnings (loss) of Optim Energy $(15,431); Mark-to-market impact of economic hedges $(1,314)
(f) Net change in unrealized impairments of NDT securities
(g) Net taxes on adjusting items
(h) Mark-to-market impact of economic hedges $(20,985); Consolidation of Valencia $9,228
(i) Disposition of litigation $(8,509); Net change in unrealized impairment of NDT securities $1,153; Loss on reaquired debt $466
This Schedule 4 updates Schedule 8 attached to the PNM Resources earnings news release dated Aug. 5, 2011.

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
	(In thousands, except per share amounts)
Electric Operating Revenues	$415,586	$405,817	$803,249	$789,212
Operating Expenses:
Cost of energy	173,454	151,181	331,961	342,069
Administrative and general	68,795	62,420	127,260	125,205
Energy production costs	47,127	51,811	95,779	105,696
Regulatory disallowances	21,402	—	21,402	—
Depreciation and amortization	38,272	37,376	76,745	74,655
Transmission and distribution costs	18,161	15,672	35,038	29,562
Taxes other than income taxes	15,515	13,683	29,985	27,869
Total operating expenses	382,726	332,143	718,170	705,056
Operating income	32,860	73,674	85,079	84,156
Other Income and Deductions:
Interest income	4,234	5,083	8,261	10,110
Gains (losses) on investments held by NDT	5,894	(1,342)	11,797	400
Other income	809	1,171	1,804	11,370
Equity in net earnings (loss) of Optim Energy	—	(3,858)	—	(8,210)
Other deductions	(3,881)	(3,173)	(6,953)	(5,014)
Net other income (deductions)	7,056	(2,119)	14,909	8,656
Interest Charges	30,512	31,761	61,127	63,171
Earnings before Income Taxes	9,404	39,794	38,861	29,641
Income Taxes	1,735	13,492	11,241	8,552
Net Earnings	7,669	26,302	27,620	21,089
(Earnings) Attributable to Valencia Non-controlling Interest	(3,470)	(3,292)	(6,652)	(6,396)
Preferred Stock Dividend Requirements of Subsidiary	(132)	(132)	(264)	(264)
Net Earnings Attributable to PNMR	$4,067	$22,878	$20,704	$14,429
Net Earnings Attributable to PNMR per Common Share:
Basic	$0.04	$0.25	$0.23	$0.16
Diluted	$0.04	$0.25	$0.22	$0.16
Dividends Declared per Common Share	$0.125	$0.125	$0.250	$0.250

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30, 2011	December 31, 2010
	(In thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$14,023	$15,404
Accounts receivable, net of allowance for uncollectible accounts of $9,275 and $11,178	103,824	97,245
Unbilled revenues	97,513	71,453
Other receivables	46,596	58,901
Affiliate receivables	2,392	1,661
Materials, supplies, and fuel stock	51,370	52,479
Regulatory assets	29,608	36,292
Commodity derivative instruments	18,840	15,999
Income taxes receivable	102,317	97,450
Current portion of accumulated deferred income taxes	886	886
Other current assets	99,919	96,110
Total current assets	567,288	543,880
Other Property and Investments:
Investment in PVNGS lessor notes	90,555	103,871
Investments held by NDT	168,513	156,922
Other investments	15,645	18,791
Non-utility property, net of accumulated depreciation of $2,333 and $2,307	12,317	7,333
Total other property and investments	287,030	286,917
Utility Plant:
Plant in service and plant held for future use	4,959,239	4,860,614
Less accumulated depreciation and amortization	1,665,970	1,626,693
	3,293,269	3,233,921
Construction work in progress	139,340	137,622
Nuclear fuel, net of accumulated amortization of $29,993 and $26,247	79,906	72,901
Net utility plant	3,512,515	3,444,444
Deferred Charges and Other Assets:
Regulatory assets	478,599	502,467
Goodwill	321,310	321,310
Other intangible assets, net of accumulated amortization of $5,511 and $5,414	26,329	26,425
Commodity derivative instruments	7,754	5,264
Other deferred charges	100,808	94,376
Total deferred charges and other assets	934,800	949,842
	$5,301,633	$5,225,083

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30, 2011	December 31, 2010
	(In thousands, except share information)
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$304,000	$222,000
Current installments of long-term debt	2,252	2,252
Accounts payable	111,460	95,969
Accrued interest and taxes	45,852	47,783
Regulatory liabilities	919	724
Commodity derivative instruments	27,285	31,407
Dividends declared	132	11,565
Other current liabilities	97,547	108,424
Total current liabilities	589,447	520,124
Long-term Debt	1,563,916	1,563,595
Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	543,044	540,106
Accumulated deferred investment tax credits	16,930	18,089
Regulatory liabilities	358,141	342,465
Asset retirement obligations	75,483	76,637
Accrued pension liability and postretirement benefit cost	250,671	270,172
Commodity derivative instruments	13,770	12,831
Other deferred credits	149,610	147,616
Total deferred credits and other liabilities	1,407,649	1,407,916
Total liabilities	3,561,012	3,491,635
Commitments and Contingencies (See Note 9)
Cumulative Preferred Stock of Subsidiary
without mandatory redemption requirements ($100 stated value, 10,000,000 shares authorized: issued and outstanding 115,293 shares)	11,529	11,529
Equity:
PNMR Convertible Preferred Stock, Series A without mandatory redemption requirements (no stated value, 10,000,000 shares authorized: issued and outstanding 477,800 shares)	100,000	100,000
PNMR common stockholders’ equity:
Common stock outstanding (no par value, 120,000,000 shares authorized: issued and outstanding 86,673,174 shares)	1,290,969	1,290,465
Accumulated other comprehensive income (loss), net of income taxes	(70,691)	(68,666)
Retained earnings	324,217	314,943
Total PNMR common stockholders’ equity	1,544,495	1,536,742
Non-controlling interest in Valencia	84,597	85,177
Total equity	1,729,092	1,721,919
	$5,301,633	$5,225,083

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
	2011	2010
	(In thousands)
Cash Flows From Operating Activities:
Net earnings	$27,620	$21,089
Adjustments to reconcile net earnings to net cash flows from operating activities:
Depreciation and amortization	97,404	89,608
PVNGS firm-sales contract revenue	(2,558)	(28,856)
Bad debt expense	11,732	13,035
Deferred income tax expense	17,992	15,649
Equity in net (earnings) loss of Optim Energy	—	8,210
Net unrealized (gains) losses on derivatives	(6,996)	24,752
Realized (gains) on investments held by NDT	(11,797)	(400)
Stock based compensation expense	2,867	1,962
Regulatory disallowances	21,402	—
Other, net	2,115	2,288
Changes in certain assets and liabilities:
Accounts receivable and unbilled revenues	(44,371)	(23,643)
Materials, supplies, and fuel stock	1,109	(1,615)
Other current assets	1,679	(34,909)
Other assets	(257)	(5,739)
Accounts payable	6,101	(476)
Accrued interest and taxes	(6,798)	55,024
Other current liabilities	(10,532)	(44,694)
Other liabilities	(21,972)	(15,083)
Net cash flows from operating activities	84,740	76,202

Cash Flows From Investing Activities:
Additions to utility and non-utility plant	(153,168)	(136,296)
Proceeds from sales of investments held by NDT	94,890	36,285
Purchases of investments held by NDT	(96,410)	(37,850)
Return of principal on PVNGS lessor notes	15,374	14,216
Investments in Optim Energy	—	(16,407)
Other, net	760	1,416
Net cash flows from investing activities	(138,554)	(138,636)

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
	2011	2010
	(In thousands)
Cash Flows From Financing Activities:
Short-term borrowings (repayments), net	82,000	87,000
Long-term borrowings	—	403,845
Repayment of long-term debt	—	(403,845)
Proceeds from stock option exercise	2,172	778
Purchases to satisfy awards of common stock	(4,535)	(2,269)
Excess tax (shortfall) from stock-based payment arrangements	—	(114)
Dividends paid	(23,127)	(23,127)
Equity transactions with Valencia’s owner	(7,232)	(7,019)
Payments received on PVNGS firm-sales contracts	2,558	15,233
Proceeds from transmission interconnection agreements	589	—
Debt issuance costs and other	8	(3,592)
Net cash flows from financing activities	52,433	66,890

Change in Cash and Cash Equivalents	(1,381)	4,456
Cash and Cash Equivalents at Beginning of Period	15,404	14,641
Cash and Cash Equivalents at End of Period	$14,023	$19,097

Supplemental Cash Flow Disclosures:
Interest paid, net of capitalized interest	$57,930	$61,188
Income taxes paid (refunded), net	$(1,775)	$(63,408)

The following table shows PNM Electric operating revenues by customer class, including intersegment revenues and average number of customers:

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	Change	2011	2010	Change
		(In millions, except customers)
Residential	$78.5	$79.2	$(0.7)	$166.7	$163.6	$3.1
Commercial	95.1	91.7	3.4	172.0	164.6	7.4
Industrial	22.6	20.7	1.9	43.3	41.0	2.3
Public authority	5.6	5.0	0.6	10.4	9.4	1.0
Other retail	2.4	3.0	(0.6)	4.5	4.9	(0.4)
Transmission	10.9	9.1	1.8	21.0	18.9	2.1
Firm requirements wholesale	7.4	6.9	0.5	17.0	15.1	1.9
Other sales for resale	17.2	28.6	(11.4)	37.8	59.2	(21.4)
Mark-to-market activity	(0.5)	(1.1)	0.6	0.8	(3.1)	3.9
	$239.2	$243.1	$(3.8)	$473.5	$473.6	$(0.1)
Average retail customers (thousands)	503.7	501.3	2.4	503.7	501.1	2.6

The following table shows PNM Electric GWh sales by customer class:

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	Change	2011	2010	Change
			(Gigawatt hours)
Residential	729.4	744.3	(14.9)	1,581.3	1,602.8	(21.5)
Commercial	1,038.4	1,024.6	13.8	1,930.3	1,905.8	24.5
Industrial	397.1	363.9	33.2	758.4	713.7	44.7
Public authority	72.5	63.6	8.9	130.0	117.8	12.2
Firm requirements wholesale	143.0	163.1	(20.1)	326.3	340.3	(14.0)
Other sales for resale	518.7	544.2	(25.5)	1,129.4	1,085.4	44.0
	2,899.1	2,903.7	(4.6)	5,855.7	5,765.8	89.9

The following table shows TNMP Electric operating revenues by retail tariff consumer class, including intersegment revenues, and average number of consumers:

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	Change	2011	2010	Change
		(In millions, except consumers)
Residential	$23.8	$20.1	$3.7	$43.3	$39.0	$4.3
Commercial	20.9	19.7	1.2	40.3	37.2	3.1
Industrial	3.0	3.1	(0.1)	6.2	6.0	0.2
Other	12.3	9.7	2.6	24.0	18.5	5.5
	$60.0	$52.6	$7.4	$113.8	$100.7	$13.1
Average consumers (thousands) (1)	231.3	229.4	1.9	230.9	229.0	1.9

(1)
TNMP provides transmission and distribution services to REPs that provide electric service to consumers in TNMP's service territories. The number of consumers above represents the customers of these REPs. Under TECA, consumers in Texas have the ability to choose First Choice or any other REP to provide energy. The average consumers reported above include 67,268 and 76,768 consumers for the three months ended June 30, 2011 and 2010, and 68,187 and 77,981 for the six months ended June 30, 2011 and 2010, who have chosen First Choice as their REP. These consumers are also included as customers in the First Choice segment.

The following table shows TNMP Electric GWh sales by retail tariff consumer class:

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	Change	2011	2010	Change
			(Gigawatt hours(1))
Residential	722.0	643.7	78.3	1,304.3	1,255.2	49.1
Commercial	615.4	588.5	26.9	1,122.0	1,064.9	57.1
Industrial	635.4	577.0	58.4	1,255.9	1,093.8	162.1
Other	28.3	25.8	2.5	53.9	50.6	3.3
	2,001.1	1,835.0	166.1	3,736.1	3,464.5	271.6

(1)
The GWh sales reported above include 241.6 and 246.9 GWhs for the three months ended June 30, 2011 and 2010, and 451.2 and 496.4 GWhs for the six months ended June 30, 2011 and 2010 used by consumers, who have chosen First Choice as their REP. These GWhs are also included below in the First Choice segment.

The following table shows First Choice operating revenues by customer class, including intersegment revenues, and actual number of customers:

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	Change	2011	2010	Change
		(In millions, except customers)
Residential	$74.1	$75.3	$(1.2)	$137.7	$150.0	$(12.3)
Commercial	48.6	40.8	7.8	89.7	76.4	13.3
Other	3.3	3.8	(0.5)	7.1	7.9	(0.8)
	$126.0	$119.9	$6.1	$234.5	$234.3	$0.2
Actual customers (thousands) (1,2)	216.6	216.1	0.5	216.6	216.1	0.5

(1)	See note above in the TNMP Electric segment discussion about the impact of TECA.

(2)
Due to the competitive nature of First Choice’s business, actual customer counts are presented in the table above as a more representative business indicator than the average consumers that are shown in the table for TNMP.

The following table shows First Choice GWh electric sales by customer class:

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	Change	2011	2010	Change
		(Gigawatt hours) (1)
Residential	570.1	549.3	20.8	1,058.7	1,099.4	(40.7)
Commercial	459.1	347.5	111.6	828.3	627.3	201.0
	1,029.2	896.8	132.4	1,887.0	1,726.7	160.3

(1)	See note above in the TNMP Electric segment discussion about the impact of TECA.